united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 2/28/18

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund
SEMI-ANNUAL REPORT
February 28, 2018

Service Class (SFHYX)
Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

May 4, 2018

Dear Shareholders:

This Semi-annual report for the Hundredfold Select Alternative Fund (HFSAX Investor Class and SFHYX Service Class) covers the period from September 1, 2017 – February 28, 2018.

The Hundredfold Select Alternative Fund Investor Class Shares produced a return of +3.57%, for the period, while the Bloomberg Barclays Aggregate Bond Index was down -2.18%, and the Standard & Poor’s 500 Total Return Index increased by +10.84% for the six months; the Hundredfold Select Alternative Fund Service Class Shares reported a return of +3.15% for the period.

The Fund is a tactically managed alternative fund that uses many investment tools and strategies. Its objective is to provide steady returns in many different market environments – inflationary, deflationary, in economic expansion, or recession. By combining non-correlating investment strategies which may include high yield bonds, stocks, commodities, futures contracts, long or short positions, currencies and occasional leverage, the Fund seeks to limit risk and can go where the markets are outperforming.

This flexibility was needed for the period under review. Favorable economic data and corporate earnings supported growth-related equities and fixed income in September, while traditionally defensive fixed income sectors had less advantageous trends. Equities pushed higher in October, led by technology. High yield bonds continued to build on major uptrends but lost momentum in the latter part of the month as spreads tightened to around multi-year extremes. The jagged rebound in the US Dollar beginning in September gave a tailwind to some commodities and a headwind to precious metals that resulted in the Sub-advisor making multiple tactical trades in the Fund. In November, although bullish undertones continued in the stock and bond markets, equity markets had a brief shake-out early in the month, and growth-oriented fixed income sectors broke away from their steady uptrends that had been in place since the previous summer. The Sub-advisor reduced investments, primarily in high yield, due to tight yield spreads and other technical factors, and engaged in some tactical trading in the US Dollar, gold and crude oil.

After an overly optimistic start in the month of January, the markets corrected in a volatile decline. The combination of euphoric buying, overvalued stock prices, and the realization that the Federal Reserve will be raising interest rates several times this year to fight inflation, contributed to a severe sell off and extreme market volatility. In nine days in February, the Dow Jones Average dropped 10%, one of the fastest corrections in history. This followed a period of over 500 as without a 10% correction. The Fund ended the period with very little high yield bond exposure - 10.07% compared with 40% at the outset of the period; a reduced alternative or other bond investment of 50.82% versus 136% at the beginning of September 2017, and an equity position of 25.49% compared with an equity position of 15% at the outset of the semi-annual period.

The Fund’s portfolio is very actively managed. The Sub-advisor has been managing risk for over 30 years, and has seen numerous market conditions. His primary concern is providing superior risk-adjusted returns for shareholders.

We thank you for your investment in the Hundredfold Select Fund.

Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC
Sub-advisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the periods ending February 28, 2018, compared to its benchmarks:

			Average Annual Total Return
					Since	Since
	Six				Inception	Inception
	Months	1 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	3.16%	5.56%	4.77%	6.92%	5.78%	N/A
Hundredfold Select Alternative Fund - Investor Class	3.57%	6.46%	5.71%	N/A	N/A	5.99%
Barclays Capital U.S Aggregate Bond Index **	(2.18)%	0.51%	1.71%	3.60%	3.91%	1.62%
S&P 500 Total Return Index ***	10.84%	17.10%	14.73%	9.73%	9.13%	15.46%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 2.84% for the Service Class and 1.94% for the Investor Class per the December 29, 2017, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings *	% of Net Assets
Short-Term Investments	61.5%
Mutual Funds:
Debt Funds	18.0%
Equity Funds	4.6%
Other Assets Less Liabilities	15.9%
Total	100.0%

* The Top Holdings detailed does not include derivative exposure.

Please refer to the Schedule of Investments in this Semi-Annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2018

Shares		Fair Value
	MUTUAL FUNDS - 22.6%
	DEBT FUNDS - 18.0%
273,701	AlphaCentric Income Opportunities Fund - Class I	$3,344,621
150,667	Morgan Stanley Institutional Fund, Inc. - Global Opportunity Portfolio - Class I	3,671,761
103,806	Virtus KAR Small-Cap Growth Fund - Class I	3,047,751
		10,064,133
	EQUITY FUNDS - 4.6%
196,476	Vanguard Global Minimum Volatility Fund/USA - Inv Cl	2,619,030

	TOTAL MUTUAL FUNDS (Cost - $11,535,740))	12,683,163

	SHORT-TERM INVESTMENTS - 61.5%
	MONEY MARKET FUND - 61.5%
17,241,627	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 1.26% (a)	17,241,627
17,241,627	First American Government Obligations Fund - Money Market Portfolio - Class Z - 1.25% (a)	17,241,627
	TOTAL SHORT-TERM INVESTMENTS (Cost - $34,483,254)	34,483,254

	TOTAL INVESTMENTS - 84.1% (Cost - $46,018,994)	$47,166,417
	OTHER ASSETS LESS LIABILITIES - 15.9%	8,890,875
	NET ASSETS - 100.0%	$56,057,292

(a)	Variable rate security; the rate shown represents the seven day effective yield at February 28, 2018.

FUTURES CONTRACTS
				Unrealized
Number of		Notional Value at		Appreciation
Contracts	Open Long Future Contracts	February 28, 2018	Expiration	(Depreciation)
32	Gold 100 Oz Future	4,217,280	April-18	$3,968
				$3,968

LONG EQUITY SWAP CONTRACTS

		Notional Value				Unrealized
	Number of	at February 28,		Termination		Appreciation
Reference Entity	Shares	2018	Interest Rate Payable *	Date	Counterparty	(Depreciation)
AlphaCentric Income Opportunities Fund; Institutional Class	516,393	$6,356,803	3-Mth USD_LIBOR plus 100 bps	6/29/2019	Credit Suisse	$(8,052)
AlphaCentric Income Opportunities Fund; Institutional Class	301,058	3,706,021	3-Mth USD_LIBOR plus 100 bps	6/29/2019	Credit Suisse	(4,694)
Guggenheim Floating Rate Strategies Fund; Institutional Class	82,954	2,162,613	3-Mth USD_LIBOR plus 100 bps	8/15/2019	Barclays	(3,318)
Guggenheim Floating Rate Strategies Fund; Institutional Class	193,648	5,036,793	3-Mth USD_LIBOR plus 100 bps	8/15/2019	Barclays	3,873
Lord Abbett Floating Rate Fund; Institutional Class	721,602	6,653,173	3-Mth USD_LIBOR plus 100 bps	9/22/2019	Barclays	(7,216)
PIMCO Government Money Market Fund; Institutional Class	10,681,673	10,681,673	3-Mth USD_LIBOR plus 100 bps	12/6/2019	Barclays	—
Semper MBS Total Return Fund; Institutional Class	888,469	9,471,078	3-Mth USD_LIBOR plus 100 bps	1/5/2020	Barclays	17,769
Semper MBS Total Return Fund; Institutional Class	608,614	6,487,828	3-Mth USD_LIBOR plus 100 bps	1/5/2020	Barclays	12,172
Totals						$10,534

*	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
February 28, 2018

Assets:
Investment securities:
At cost	$46,018,994
At value	$47,166,417
Deposits with brokers for futures	2,683,959
Deposits for swaps	3,403,305
Net unrealized appreciation on futures	3,968
Unrealized appreciation on swap contracts	33,814
Receivable:
Dividends and Interest	68,739
Fund shares sold	3,148,700
Prepaid expenses and other assets	1,124
Total Assets	56,510,026

Liabilities:
Unrealized depreciation on swaps	23,280
Payables:
Fund shares redeemed	281,353
Investment advisory fees	43,863
Distributions (12b-1) fees - Service Class	20,796
Related parties	18,300
Shareholder servicing fees - Investor Class	7,730
Other Payables	57,412
Total Liabilities	452,734

Net Assets	$56,057,292
Net Assets Consist of:
Paid in Capital	$54,602,564
Accumulated undistributed net investment income	159,013
Accumulated net realized gain from investments, futures and swaps	133,790
Net unrealized appreciation on:
Investments	1,147,423
Futures	3,968
Swaps	10,534
Net Assets	$56,057,292

Net Asset Value Per Share
Service Class Shares:
Net Assets	$38,756,464
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,783,773
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$21.73

Investor Class Shares:
Net Assets	$17,300,828
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	761,037
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$22.73

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended February 28, 2018

Investment Income:
Dividend income	$432,554
Interest income	104,290
Total Investment Income	536,844

Expenses:
Investment advisory fees	267,817
Distribution (12b-1) fees - Service Class	195,505
Operating services fees	120,518
Shareholder servicing fees - Investor Class	7,231
Net Operating Expenses	591,071

Net Investment Loss	(54,227)

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain from:
Investments	296,806
Futures	928,708
Swaps	528,697
1,754,211
Net change in unrealized appreciation (depreciation) on:
Investments	7,833
Futures	(13,367)
Swaps	(61,666)
(67,200)

Net Realized and Unrealized Gain on Investments, Futures and Swaps	1,687,011

Net Increase in Net Assets Resulting From Operations	$1,632,784

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017
	(Unaudited)
Operations:
Net investment income (loss)	$(54,227)	$622,961
Net realized gain from investments, futures and swaps	1,754,211	5,598,776
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	(67,200)	(793,785)
Net Increase in Net Assets Resulting From Operations	1,632,784	5,427,952

Distributions to Shareholders from:
Net investment income:
Service Class	(851,160)	(1,300,226)
Investor Class	(341,430)	(1,393,472)
Net realized gains:
Service Class	(2,685,770)	(755,226)
Investor Class	(915,441)	(559,471)
Total Distributions to Shareholders	(4,793,801)	(4,008,395)

Capital share transactions:
Proceeds from shares sold:
Service Class	4,949,167	5,562,987
Investor Class	8,672,629	7,300,382
Net asset value of shares issued in reinvestment of distributions:
Service Class	3,297,187	1,887,473
Investor Class	670,253	287,974
Payments for shares redeemed
Service Class	(6,550,964)	(7,626,343)
Investor Class	(3,994,940)	(26,817,859)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	7,043,332	(19,405,386)

Total Increase (Decrease) in Net Assets	3,882,315	(17,985,829)

Net Assets:
Beginning of Year	52,174,977	70,160,806
End of Period/Year*	$56,057,292	$52,174,977

* Includes accumulated undistributed net investment income	$159,013	$1,405,830

Share Activity
Service Class:
Shares Sold	223,365	243,601
Shares issued in reinvestment of Distributions	150,715	85,895
Shares Redeemed	(293,742)	(337,798)
Net Increase (decrease) in Shares of Beneficial Interest Outstanding	80,338	(8,302)

Share Activity
Investor Class:
Shares Sold	372,036	308,186
Shares issued in reinvestment of Distributions	29,286	12,515
Shares Redeemed	(172,763)	(1,130,697)
Net increase (decrease) in Shares of Beneficial Interest Outstanding	228,559	(809,996)

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Service Class
	Six Months Ended		Year Ended August 31,
	February 28, 2018		2017		2016		2015	2014		2013
	(Unaudited)
Net asset value, beginning of year/period	$23.10		$22.50		$21.58		$23.62	$23.38		$23.67
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.05)		0.14		0.00		0.01	0.07		0.35
Net realized and unrealized gain (loss) on investments	0.75		1.69		1.07		(0.08)	1.65		0.83
Total from investment operations	0.70		1.83		1.07		(0.07)	1.72		1.18
Less distributions from:
Net investment income	(0.47)		(0.78)		(0.05)		—	(0.58)		(0.39)
Net realized gains	(1.60)		(0.45)		(0.10)		(1.97)	(0.90)		(1.08)
Total distributions	(2.07)		(1.23)		(0.15)		(1.97)	(1.48)		(1.47)
Net asset value, end of year/period	$21.73		$23.10		$22.50		$21.58	$23.62		$23.38
Total return (2)	3.16	% (3)	8.49	% (4)	5.00	% (4)	(0.22)%	7.57	% (4)	5.12	% (4)
Net assets, at end of year/period (000s)	$38,756		$39,349		$38,520		$47,492	$84,785		$106,980
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (5)	2.45	% (6)	2.45%		2.45%		2.45%	2.44%		2.44%
Ratio of net investment income (loss) to average net assets (5,7)	(0.43	)% (6)	0.60%		0.01%		0.04%	0.31%		1.49%
Portfolio Turnover Rate (8)	164	% (3)	419%		358%		418%	367%		429%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Not annualized.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

			Investor Class
	Six Months Ended		Year Ended August 31,							Period Ended
	February 28, 2018		2017		2016		2015	2014		August 31, 2013 (1)
	(Unaudited)
Net asset value, beginning of year/period	$24.09		$23.57		$22.65		$24.49	$23.45		$23.97
Income (loss) from investment operations:
Net investment Income (2)	0.05		0.36		0.17		0.19	0.28		0.40
Net realized and unrealized gain (loss) on investments	0.78		1.76		1.16		(0.06)	1.69		0.52
Total from investment operations	0.83		2.12		1.33		0.13	1.97		0.92
Less distributions from:
Net investment income	(0.59)		(1.15)		(0.31)		—	(0.03)		(0.36)
Net realized gains	(1.60)		(0.45)		(0.10)		(1.97)	(0.90)		(1.08)
Total distributions	(2.19)		(1.60)		(0.41)		(1.97)	(0.93)		(1.44)
Net asset value, end of year/period	$22.73		$24.09		$23.57		$22.65	$24.49		$23.45
Total return (3)	3.57	% (4)	9.48	% (5)	5.98	% (5)	0.65%	8.55	% (5)	3.97	% (4,5)
Net assets, at end of year/period (000s)	$17,301		$12,826		$31,641		$28,704	$30,081		$28,164
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (6)	1.55	% (7)	1.55%		1.55%		1.55%	1.54%		1.54	% (7)
Ratio of net investment income to average net assets (6,8)	0.41	% (7)	1.52%		0.73%		0.82%	1.16%		1.96	% (7)
Portfolio Turnover Rate (9)	164	% (4)	419%		358%		418%	367%		429	% (4)

(1)	Investor Class commenced operations on October 24, 2012.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(3)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(4)	Not Annualized.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
February 28, 2018

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$12,683,163	$—	$—	$12,683,163
Short-Term Investments	34,483,254	—	—	34,483,254
Total Investments	$47,166,417	$—	$—	$47,166,417
Derivatives
Future Contracts	$3,968	$—	$—	$3,968
Swap Contracts	—	33,814	—	33,814
Total Derivatives	$3,968	$33,814	$—	$37,782
Total Assets	$47,170,385	$33,814	$—	$47,204,199
Liabilities
Derivatives
Swap Contracts	—	(23,280)	—	(23,280)
Total	$—	$(23,280)	$—	$(23,280)

The Fund did not hold any Level 3 securities during the current year ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting year.

*	Refer to the Schedule of Investments for classification by asset class.

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payment on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions filed for open tax years 2018 - 2017 or expected to be taken in the Fund’s 2018 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income on ex-date and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended February 28, 2018, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $31,541,090 and $52,516,208, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the six months ended February 28, 2018, the Fund invested in futures and swaps contracts.

At February 28, 2018, the fair value of derivatives instruments was as follows:

	Asset/Liability derivatives
	Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Swap Contracts[1]	$—	$—	$10,534	$—	$10,534
Futures[2]	—		—	3,968	3,968
Total	$—	$—	$10,534	$3,968	$14,502

1.	Statement of Assets and Liabilities location: Unrealized appreciation and depreciation on swaps.

2.	Statement of Assets and Liabilities location: Net unrealized appreciation on futures.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

Transactions in derivative instruments during the six months ended February 28, 2018, were as follows:

				Commodity
	Currency risk	Equity risk	Credit risk	risk	Total
Realized gain (loss)[3]
Futures contracts	$—	$772,768	$91,866	$64,074	$928,708
Swap contracts	—	—	528,697	—	528,697
Total realized gain (loss)	$—	$772,768	$620,563	$64,074	$1,457,405
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$—	$—	$—	$(13,367)	$(13,367)
Swap contracts	—	—	(61,666)	—	(61,666)
Total change in unrealized appreciation (depreciation)	$—	$—	$(61,666)	$(13,367)	$(75,033)

3.	Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Statement of Operations location: Net Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of February 28, 2018 as disclosed in the Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and swaps contracts. During the six months ended February 28, 2018, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at February 28, 2018.

				Gross Amounts Not Offset in the
Assets:		Gross Amounts	Net Amounts of	Statement of Assets & Liabilities
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Assets & Liabilities	Instruments	Received (1)	Net Amount
Swaps Contracts - OTC	$33,814	$—	$33,814	$(23,280)	$—	$10,534
Futures Contracts	$3,968	$—	$3,968	$—	$—	$3,968
Total	$37,782	$—	$37,782	$(23,280)	$—	$14,502

		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
Liabilities:	Gross Amounts of	Offset in the	Liabilities Presented	Statement of Assets & Liabilities
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Swaps Contracts - OTC	$(23,280)	$—	$(23,280)	$23,280	$—	$—
Futures Contracts	$—	$—	$—	$—	$—	$—
Total	$(23,280)	$—	$(23,280)	$23,280	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include collateral pledged.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at February 28, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Hundredfold Select Altenative	$46,019,012	$1,147,423	$(18)	$1,147,405

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2017	August 31, 2016
Ordinary Income	$4,008,395	$522,392
Long-Term Capital Gain	—	340,334
Return of Capital	—	—
	$4,008,395	$862,726

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October	Capital Loss	Unrealized	Total
	Ordinary	Ordinary	Long-Term	Loss and	Carry	Appreciation/	Accumulated
	Tax-exempt Income	Income	Gains	Late Year Losses	Forwards	(Depreciation)	Earnings/(Deficits)
Hundredfold Select Alternative Fund	$3,220	$3,030,266	$411,611	$—	$—	$1,170,648	$4,615,745

There was $167,297 of ST capital loss carryforward used for the year ended August 31, 2017.

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and swap contracts and the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of swaps, resulted in reclassifications for the Fund for the year ended August 31, 2017 as follows:

	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Gain/(Loss) from Investments
Hundredfold Select Alternative Fund	$—	$1,699,417	$(1,699,417)

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the six months ended February 28, 2018, the Fund paid $267,817 in advisory fees.

Fund Services Agreement: The Fund has entered into a Fund Services Agreement (the “Agreement”) with Gemini Fund Services (“GFS”). The Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of the Fund for the previous month. For the six months ended February 28, 2018, the Fund incurred $120,518 in fees.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 28, 2018

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended February 28, 2018, the Fund incurred $195,505 in fees.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.10% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the six months ended February 28, 2018, the Fund incurred $7,231 in fees.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. GFS is responsible for these fees.

BluGiant, LLC (“Blu Giant”), an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. GFS is responsible for these fees.

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The performance of the Hundredfold Select Alternative Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund– Institutional Class and First American Government Obligations Fund – Money Market Portfolio. The financial statements of the Fidelity Institutional Money Market Fund– Institutional Class and First American Government Obligations Fund – Money Market Portfolio, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2018, the percentage of net assets invested in the Fidelity Institutional Money Market Fund– Institutional Class and First American Government Obligations Fund – Money Market Portfolio was 30.75% and 30.75%, respectively.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE (Unaudited)
February 28, 2018

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period August 31, 2017 – February 28, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	August 31, 2017	February 28, 2018	Period (1)
Service Class
Based on actual fund return	2.45%	$1,000.00	$1,031.60	$12.34
Based on hypothetical 5% return	2.45%	1,000.00	1,012.65	12.23
Investor Class
Based on actual fund return	1.55%	1,000.00	1,035.70	7.82
Based on hypothetical 5% return	1.55%	1,000.00	1,017.11	7.75

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), then divided by the number of days in the fiscal year (365).

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
February 28, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 25 and 26, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Hundredfold Select Alternative Fund (“Hundredfold Select Alternative”), a series of the Trust, and Advisors Preferred, LLC (“Advisors Preferred”) (“Advisors Preferred Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreement between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold Advisors”) with respect to Hundredfold Select Alternative (“Hundredfold Sub-Advisory Agreement’), (together, the “Hundredfold Advisory Agreements”).

Based on their evaluation of the information provided by Advisor’s Preferred and Hundredfold Advisor’s, in conjunction with Hundredfold Select Alternative’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement with respect to Hundredfold Select Alternative.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Hundredfold Advisory Agreements and comparative information relating to the advisory fees and other expenses of Hundredfold Select Alternative. The materials also included due diligence materials relating to Advisors Preferred and Hundredfold Advisors (including due diligence questionnaires completed by Advisers Preferred and Hundredfold Advisors, Advisors Preferred’s and Hundredfold Advisor’s Forms ADV, select financial information of Adviser Preferred, bibliographic information regarding Advisors Preferred’s and Hundredfold Advisor’s key management and investment advisory personnel, and comparative fee information relating to Hundredfold Select Alternative) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisors Preferred Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisors Preferred Advisory Agreement.

In considering the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Advisors Preferred related to the renewal of the Advisors Preferred Advisory Agreement, including its ADV, a description of the manner in which investment decisions are executed and a review of the professional personnel performing services for Hundredfold Select Alternative, including the individuals that primarily monitor and execute investment decisions. The Board discussed the extent of Advisors Preferred’s trade execution capabilities, the quality of its compliance infrastructure and the steps taken to automate compliance processes and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 28, 2018

representatives of Advisors Preferred with respect to a series of important questions, including: whether it was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Hundredfold Select Alternative; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Hundredfold Select Alternative’s investment limitations and oversight of Hundredfold Advisors. The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by a representative of Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to Hundredfold Select Alternative, if necessary. The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisors Preferred Advisory Agreement and that the nature, overall quality and extent of the management and oversight services to be provided by Advisors Preferred to Hundredfold Select Alternative were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of Hundredfold Select Alternative as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended June 30, 2017, noting that Hundredfold Select Alternative outperformed its peer group and Morningstar categories but, underperformed its benchmark for the one year, three year and since inception periods. The Board concluded that past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services provided by Advisors Preferred, the Board reviewed and discussed Hundredfold Select Alternative’s advisory fee and total operating expenses as compared to a peer group and its Morningstar category as presented in the Morningstar Report. The Board concluded that, based on Advisors Preferred’s experience, expertise, and services provided to Hundredfold Select Alternative, the advisory fee charged by Advisors Preferred, although higher than average, was not unreasonable. The Board noted that Advisors Preferred is responsible for the payment of the sub-advisory fees payable to Hundredfold Advisors out of the advisory fee paid to Advisors Preferred by Hundredfold Select Alternative. The Board also considered the split of the advisory fee between Advisors Preferred and Hundredfold Advisors noting that Advisors Preferred is responsible for executing trades for the Fund and monitoring and overseeing Hundredfold Advisors, as sub-adviser to Hundredfold Select Alternative. In so doing, the Board noted that Advisors Preferred had committed substantial financial and other resources to the management of Hundredfold Select Alternative. Based on this analysis, the Board determined that the advisory fees were not unreasonable and the split of such fee between Advisors Preferred and Hundredfold Advisors was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to Hundredfold Select Alternative based on profitability reports and analyses and selected financial information provided by Advisors Preferred. After review and discussion, the Board concluded that, based on the services provided by Advisors Preferred, the fees paid to Hundredfold Advisors and the projected growth of Hundredfold Select Alternative, anticipated profits from the Adviser’s relationship with Hundredfold Select Alternative were not excessive.

Economies of Scale. As to the extent to which Hundredfold Select Alternative will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Hundredfold Select Alternative, Advisors Preferred’s expectations for growth for Hundredfold Select Alternative, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Hundredfold Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Hundredfold Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold Advisors; (iii) the performance history of Hundredfold Advisors for Hundredfold Select

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 28, 2018

Alternative; and (iv) Hundredfold Advisors financial condition, history of operations and ownership structure. In considering the renewal of the Hundredfold Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold Advisors, the Board noted the experience of the portfolio management and research personnel of Hundredfold Advisors, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold Advisors and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold Advisors describing its investment process. The Board discussed Hundredfold Advisors compliance structure. The Board concluded that Hundredfold Advisors has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Hundredfold Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Hundredfold Select Alternative were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of Hundredfold Select Alternative previously reviewed during its consideration of the Hundredfold Select Alternative’s adviser, Advisors Preferred, and concluded that the performance obtained by Hundredfold Advisors for Hundredfold Select Alternative was satisfactory.

Fees and Expenses. As to the costs of the services provided by Hundredfold Advisors, the Board discussed the sub-advisory fee and considered that Hundredfold Advisors is paid by Advisors Preferred out of its advisory fee and not by Hundredfold Select Alternative. The Board also looked at the advisory fee split between Advisors Preferred and Hundredfold Advisors and concluded that the sub-advisory fee paid to Hundredfold Advisors was reasonable in light of the quality of the services to be performed by it. The Board also considered, based on statements made and information provided by Advisors Preferred and Hundredfold Advisers that the Hundredfold Sub-Advisory Agreement was negotiated at arm’s-length between Advisors Preferred and Hundredfold Advisors.

Profitability. As to profitability, the Board discussed the sub-advisory fee paid, and expected to be paid to Hundredfold Advisors based on Hundredfold Select Alternative’s current assets. The Board noted that Hundredfold Advisors’ profitability was relatively high, however, it further noted that Hundredfold Advisors’ expenses were extremely low because services and other overhead expenses were donated by Hundredfold Advisors personnel or Spectrum Financial, an affiliate of Hundredfold Advisors, and that Hundredfold Advisors donates substantially all of its revenues, including the sub-advisory fee, to a charitable organization, the Simply Distribute Foundation, which is also the parent company of Hundredfold Advisors. The Board noted the representation from a representative of Hundredfold Advisors that the sub-advisory fee received by Hundredfold Advisors is in fact for performing bona fide services to the Fund. The Board further noted that Hundredfold Advisors receives no compensation from Advisors Preferred, other than the sub-advisory fee earned pursuant to the Hundredfold Sub-Advisory Agreement, or from Hundredfold Select Alternative. The Board did note, however, that Spectrum Financial does receive a shareholder servicing fee from Hundredfold Select Alternative for its clients that are invested in the Fund. The Board further noted that the sub-advisory fee is paid by Advisors Preferred out of the advisory fee that it receives and not directly by Hundredfold Select Alternative. While the Board did not consider the costs of services provided by Hundredfold Advisors or its profitability to be significant factors, nonetheless, based on all these factors, the Board concluded that anticipated profits from Hundredfold Advisors’ relationship with Hundredfold Select Alternative were not excessive.

Economies of Scale. The Board noted that the sub-advisory fee is not paid by Hundredfold Select Alternative, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 28, 2018

as the Fund’s assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to Advisors Preferred.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hundredfold Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Advisors Preferred and Hundredfold Advisors as the Board believed to be reasonably necessary to evaluate the terms of each of the Hundredfold Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Hundredfold Advisory Agreement separately, (a) the terms of the Hundredfold Advisory Agreement are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Hundredfold Advisory Agreement is in the best interests of Hundredfold Select Alternative, and its shareholders. In considering the renewal of each of the Hundredfold Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each Hundredfold Advisory Agreement was in the best interests of Hundredfold Select Alternative and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Hundredfold Advisory Agreement.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
2940 N. Lynnhaven Road, Suite 210A
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 5/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 5/8/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 5/8/18

CERTIFICATIONS

I, Kevin E. Wolf, certify that:

1.       I have reviewed this report on Form N-CSR of Hundredfold Select Alternative Fund (a series of Northern Lights Fund Trust II);

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)       designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)       designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)       evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)       disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)       all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: 5/8/18 /s/ Kevin E. Wolf

Kevin E. Wolf

President/Principal Executive Officer

I, Erik. Naviloff, certify that:

1.       I have reviewed this report on Form N-CSR of Hundredfold Select Alternative Fund and (a series of Northern Lights Fund Trust II);

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)       designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)       designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)       evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)       disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)       all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: 5/8/18 /s/ Erik Naviloff

Erik Naviloff

Treasurer/Principal Financial Officer

certification

Kevin E. Wolf, President, and Erik Naviloff, Treasurer, Treasurer of Northern Lights Fund Trust II (the “Registrant”), each certify to the best of his knowledge that:

1.       The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2018 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President/Principal Executive Officer Treasurer/Principal Financial Officer

Northern Lights Fund Trust Northern Lights Fund Trust

/s/ Kevin E. Wolf /s/ Erik Naviloff

Kevin E. Wolf Erik Naviloff

Date: 5/8/18 Date: 5/8/18

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Northern Lights Funds Trust and will be retained by Northern Lights Fund Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.